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                                                                    EXHIBIT 99.1



                        CERTIFICATION OF PERIODIC REPORT

    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
Section 1350, Roy W. Spradlin, Chairman, President, and CEO of U.S. Physical Therapy, Inc. (the "Company") and J. Michael Mullin, Chief Financial Officer of the Company, certify that:

     (1) the Annual Report on Form 10-K of the Company for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of
    Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            /s/ Roy Spradlin
                                            ------------------------------------
                                            Name:    Roy W. Spradlin
                                            Title:   Chairman, President and CEO
                                            Date:    March 31, 2003


                                            /s/ J. Michael Mullin
                                            ------------------------------------
                                            Name:    J. Michael Mullin
                                            Title:   Chief Financial Officer
                                            Date:    March 31, 2003

    This certification is made solely pursuant to the requirement of
Section 1350 of 18 U.S.C., and is not for any other purpose.